THE CUTLER TRUST

                            CUTLER EQUITY INCOME FUND
                        CUTLER APPROVED LIST EQUITY FUND
                        CUTLER GOVERNMENT SECURITIES FUND

                          Supplement Dated May 20, 1997
                     to Prospectus Dated September 15, 1996

The Cutler Trust currently does not offer shares of the Cutler Government Securities Fund. In addition, shares of the Cutler Approved List Equity Fund currently are not offered for sale in Alabama, Arkansas, Connecticut, Delaware, Idaho, Iowa, Kansas, Maine, Maryland, Mississippi, Missouri, Nebraska, Nevada, New Mexico, New York, North Dakota, Rhode Island, South Carolina, South Dakota, Texas, Vermont, West Virginia and Wisconsin.